SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported): February 16, 2005
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                              BLUEGATE CORPORATION
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             (Exact name of registrant as specified in its Charter)

Nevada                                    000-22711                   76-0640970
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(State or other                      (Commission File              (IRS Employer
jurisdiction of Incorporation)             Number)        Identification Number)


701 North Post Oak, Road, Suite 630, Houston, Texas                        77024
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number,
including area code:   713/682-7400
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        (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective February 16, 2005, Mike McDonald resigned as Chief Financial Officer of Registrant, to take the position of Sr. V.P. of Physician Network to more fully develop this aspect of the Bluegate offering. Greg J. Micek was appointed as Chief Financial Officer to manage Registrant's financial and accounting operations.

     Mr. Micek has served as a Director of IQ Biometrix, Inc. ("IQB"), a publicly traded corporation, since this corporation's inception in 1997. In addition, from March to September 2003, Mr. Micek served as IQB's Vice President of Corporate Development. From July 2002 until March 2003, he served as IQB's President. From March 2002 until July 2002, Mr. Micek served as IQB's Executive Vice President and Chief Financial Officer. Since 1983, he has been a principal of The Micek Group, a consulting firm. Mr. Micek received a Bachelor of Arts and a Doctorate of Jurisprudence from Creighton University. He has no family relationship with any other director or officer of Registrant.

     Mr. Micek has entered into an employment agreement (the "Employment Agreement") with Registrant. The Employment Agreement has a term of two years and will expire in accordance with its terms in February 2007. Under the Employment Agreement, Mr. Micek is to receive an annual salary of $120,000, and may receive bonuses in such amounts as are mutually agreed upon by him and Registrant, if major transactions (such as acquisitions and financings) agreed mutually upon by them shall be achieved. Mr. Micek is also entitled to participate in any and all employee benefit plans hereafter established for Registrant's employees. Furthermore, per the Employment Agreement, Mr. Micek is to be granted options to purchase 350,000 shares of Registrant's common at a per-share option price of $.50. The options are to vest pro rata on a monthly basis over the two-year term of the Employment Agreement. The Employment
Agreement contains a covenant not to compete and customary confidentiality provisions.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits.

Exhibit
Number        Exhibit Title

10.1          Employment Agreement between Registrant and Greg J. Micek

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BLUEGATE CORPORATION
                                     (Registrant)

Date February 22, 2004               By: /s/Manfred Sternberg
                                         ----------------------
                                         Manfred Sternberg,
                                         Chief Executive Officer


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